Citadel Exploration, Inc.
November 9, 2011

Forward Looking Statements
  This presentation contains forward-looking statements, including without limitation those statements regarding Citadel’s ability to exploit mining concessions. The statements and discussions contained in this presentation that are not historical facts constitute forward-looking statements, which can be identified by the use of forward-looking words such as "believes," "expects," "may," "intends," "anticipates," "plans,"
 "estimates" and analogous or similar expressions intended to identify forward-looking statements. Citadel wishes to caution the reader of this presentation that these forward-looking statements and estimates as to future performance, estimates as to future valuations and other statements contained herein regarding matters that are not historical facts, are only predictions, and that actual events or results may differ materially. Citadel cannot assure or guarantee you that any future results described in this presentation will be achieved, and actual results could vary materially from those reflected in such forward-looking statements. We assume no obligation to update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this presentation, other than as may be required by applicable law or regulation.

Investment Highlights
Superior Geographic Focus
▪ California is in the early stages of an “Oil Renaissance”
▪ Premium oil prices - indexed to Brent, approximately $20 over WTI
▪ Lack of competition
▪ Limited small cap E&P exposure for investors to profit from emerging trend
▪ Larger independents entering Basin - drive future M&A and valuation

Strategic Partnership
▪ Strategic Partnerships and non operator status
▪ Sojitz Joint Venture - brings large corporation knowledge and operating experience
▪ Lower cost structure increases economics and shareholder returns
▪ Leverage family relationships to gain access to land

Strong Oil & Gas Background	▪ Founded by 4th generation oil family ▪ Spent past 40 years generating California prospects ▪ Access to unprecedented seismic database accumulated over 40-year period
Experienced Management	▪ Over 20 years of E&P experiences across top executives ▪ Founder taking zero salary until 1,000 Bblspd goal achieved ▪ Compensated entirely via stock ownership and increasing shareholder value

Experienced Management Team
Armen Nahabedian CEO, President & Director
▪ Fourth Generation California oil and gas explorer
▪ Enlisted in the Marines in 1999 specializing as an infantryman and translator while serving in operation Iraqi Freedom
▪ Joined his family’s oil business, Nahabedian Exploration Group (NEG) in 2003
▪ Became a partner at NEG in 2007 and supervised land acquisition efforts and field operations

Daniel Szymanski Chairman of the Board
▪ 20 years of industry experience, including assignments with Tenneco and Chevron and OXY
▪ Served as Manager of Business Development at OXY’s headquarters in Los Angeles
▪ Since 2008 has been an industry consultant and partner in seismic data firm
▪ Bachelors in Geology, University of Wisconsin and Masters in Geophysics from Purdue

Christopher Whitcomb Chief Financial Officer	▪ 10 years of industry experience, CPA with degrees in both Accounting and Business Administration ▪ Current CFO of Nahabedian Exploration Group

Company Overview

Company Overview
▪ Company founded in 2011 by 4th generation oil family
▪ Spent past 40 years generating California prospects
▪ Currently have three drill ready oil projects located in
 the San Joaquin and Salinas Basins of California
 • Indian
 • Landslide
 • Rancho Grande (Pastoria Creek)
▪ Exposure to 100+ MMBbls of oil
▪ Strategic joint venture with Sojitz Corp. to acquire
 250,000 gross acres in California
▪ Leveraging decades of experience in mature basins
 utilizing modern technology
Description
Geographic Overview

Background - Why California?
▪ Historically dominated by majors
 • Chevron - 174,000 Bblspd
 • Aera (Shell/Exxon) - 151,000
 • OXY - 65,000
 • Plains Exploration - 35,000
 • Berry Petroleum - 19,000
 • Venoco - 6,000
▪ Slow to adapt new technology due to “low hanging fruit”
 • Perception of difficult working environment benefits
 those with local working knowledge
 • Misconception regarding onerous environmental
 restriction
 o 3,000 wells permitted in 2010
▪ Premium oil price
 • Mature under utilized infrastructure
 o Pipeline capacity exceeding 2 million Bblspd
 vs. current production of 630,000 Bblspd
 • Refining capacity of 2 MMBblspd vs. 630 MBblspd
 in production
 • Heavy oil currently at $20+ per barrel premium to
 NYMEX/WTI prices
▪ Conventional targets
 • 3D driven exploration
 • Implementation of horizontal drilling
 • Multi seam completion potential.
 • Relatively few wells drilled below 15,000’
▪ Unconventional targets
 • U.S Geological Survey (USGS) estimates 15 billion
 Bbls recoverable from Monterey and Antelope
 Shales
 • Higher oil prices coupled with new technology
 unlocking source rock
Low Competition
Strong Potential

Asset Overview
(1) Based on Company projections.

Indian Prospect - Overview
▪ Analogous to San Ardo oilfield
 • Discovered by Chevron in 1950
 • 600 MMBbls recovered
▪ Shallow heavy oil - 13 API
 • 688 acre lease
 • 100% working interest - 79% NRI
 • 100 MMBbls of oil in place
 • 15 well pilot cyclic steam project
 • Expected 20% recovery
▪ 2012 CAPEX $3.5 million
▪ Proof of concept expected by year-end 2012.
▪ Full field development in 2013
 • On sight steam facility $25 million
 • 100’s of wells
 • 1,500 Bblspd production in 2015
Description
Geographic Overview

Indian Field - Development Plan
▪ 15 wells in year 1 to “prove concept”
▪ Build onsite steam facilities in 2013 - $25 million
▪ 75 wells per year through 2016
▪ Expect production to peak at 2,000 Bblspd in 2016
▪ Decline rate: 15%, 10%, 10%
Description
Economics Summary
Production Forecast

LandSlide Prospect - Overview
▪ Discovered in 1985 by Citadel founder’s father Mark
 Nahabedian
 • Stevens Sand at 13,000’
 • IP rates of 1,000+ Bblspd
 • EUR’s of 500,000 to 2 million Bbls
 • Drill and completion costs of $5 million
 • 10 wells drilled 17 MMBbls recovered
 • Existing infrastructure (OXY Owned/Operated)
 underutilized
▪ Recently acquired adjoining block
 • 3D seismic defined objective is up dip from 500,000
 Bbl well
 • Adjacent to well that recovered 2.7 MMBbls
▪ Development and extension potential targeting 20 MMBbls
 recoverable
▪ First well to SPUD December 2011
▪ Expect to turn to sales within days of completion using
 existing infrastructure
▪ Target 2nd well from same surface location in 2nd half
 2012
Description
Geographic Overview

LandSlide Prospect - Development Plan
▪ First well to SPUD December 2011
▪ 45 days to drill and complete
▪ Successful well sets up multi-year drilling campaign.
▪ Full field potential of 20 MMBbls
▪ Decline rate: 30%, 25%, 20%
Description
Economics Summary
Production Forecast

Pastoria Creek Prospect - Overview
▪ Pastoria Creek A&B are to be developed in the early
 stages of the Sojitz Joint Venture
▪ On largest privately owned contiguous ranch in
 California 250,000 acres
▪ Acquired 800 gross acres with partner Sojitz 48%
 working interest
▪ Defined by 3D seismic
▪ Target formation at 3,200 feet
▪ Drill and complete costs of $1.5 million
▪ Field redevelopment program with up to 12 horizontal
 wells and 6 vertical wells
▪ Potential to recover 10 MMBbls (gross)
▪ OXY currently redeveloping with horizontals in adjacent
 fields
Description
Geographic Overview

Pastoria Creek Prospect - Development Plan
▪ Production forecast for only the first two areas for re-
 development
▪ Combination of horizontal and vertical wells
▪ Additional field redevelopment opportunities and field
 extensions
▪ Decline rate: 40%, 30%, 25%
Description
Economics Summary
Production Forecast

Business Strategy

Sojitz Joint Venture - Overview
▪ Sojitz Corporation - a trading company based in Tokyo, Japan
 • Operates in construction, forestry, plastics, chemicals, mining, textiles and petroleum
 • Formed in 2004 by the merger of Nissho Iwai Corp and Nichimen Corporation
 • 2010 revenue of $41.3 billion and net income of $95 million
 • Over 17,000 employees and 91 offices abroad
▪ Joint Venture - Sojitz pays 90% of land acquisition costs
 • Targeting 250,000 acres over next 24 months
▪ Citadel has first right of refusal to earn from 25% up to 67.5% on a prospect by prospect basis
 • Promoted on industry standard third for quarter basis on exploration well only.
▪ Sojitz Operator - allows Citadel to leverage experienced operating team with a successful track record
 • Texas Gulf Coast & Gulf of Mexico

Sojitz Joint Venture - Rancho Grande
▪ 52,000 acres under lease
 • Citadel can earn 25% to 67.5% working interest on
 a prospect by prospect basis
 • Pastoria Creek A&B are the 1st fields to be
 redeveloped
 • Currently permitting 20 exploratory prospects
 across acreage block
 • 2D and 3D seismic coverage of prospects
 • Expect first exploratory drilling in 1Q2012
▪ Shallow objectives
 • 50+ MMBbls
 • 7,000 feet or less
▪ Deeperobjectives
 • 100+ MMBbls
 • Up to 15,000 feet
▪ 2012 CAPEX of $2 million
Description
Geographic Overview

Financial Overview

Financial Overview
Revenue ($ millions)
EBITDA ($ millions)
Daily Production (Bblspd)
CAPEX ($ millions)

Citadel Value Creation

Conclusion
Superior Geographic Focus

Strategic Partnership

Strong Oil & Gas Background

Experienced Management